                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                FORM 8-K/A No. 1


                              Amending Item No. 7*

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): July 12, 1999.



                                 EBONLINEINC.COM
             (Exact Name of Registrant as Specified in Its Charter)



         Nevada                        0-25022                  72-1148906
     (State or Other           (Commission File Number)     (I.R.S. Employee
Jurisdiction of Incorporation)                           Identification Number)


           15825 Shady Grove Road, Suite 50, Rockville, Maryland 20850 (Address of Principal Executive Offices, Including Zip Code)


                                 (301) 947-0100
              (Registrant's Telephone Number, Including Area Code)


                            CERX Venture Corporation
              90 Madison Street, Suite 707, Denver, Colorado 80206
          (Former Name or Former Address, if Changed Since Last Report)

* The Form 8-K dated July 15, 1999 is being amended to include the financial statements of the business acquired and pro forma financial information.

Item 1.     Changes in Control of Registrant.

            In connection with the Merger (as defined in Item 2 below) of EBonlineinc.com, Inc. with and into CERX Venture Corporation (the "Surviving Corporation" or the "Registrant"), effective as of July 12, 1999, Eastbrokers International Incorporated ("Eastbrokers") and A1 Internet.com, Inc. ("A1 Internet") became owners of approximately 48.94% and 21.36%, respectively, of the Registrant's issued and outstanding shares of common stock, par value $.001 per share ("Registrant Common Stock"). To effect such change in control, each share of common stock of EBonlineinc.com, Inc., par value $.01 per share ("EBonline Common Stock), owned by Eastbrokers and A1 Internet prior to the Merger was converted into 3,845.39 and 3,916.67 shares of Registrant Common Stock, respectively, upon consummation of the Merger. Prior to the Merger, John D. Brasher, Jr., owned 57.9% of the Registrant Common Stock.

            As contemplated by the Plan of Merger (as defined in Item 2 below), following the Merger, Martin A. Sumichrast, David Lavigne and Bruce Bertman became directors of the Registrant, and John D. Brasher, Jr., and Johnny D. Brasher resigned their positions as directors of the Registrant. Also as contemplated by the Plan of Merger, John D. Brasher, Jr., entered into certain Stock Purchase Agreements whereby John D. Brasher, Jr., sold to Martin A. Sumichrast, Bruce Bertman and EBI Securities Corporation 250,000, 150,000 and 250,000 shares of Registrant Common Stock, respectively, at the time of the Merger.

Item 2.     Acquisition or Disposition of Assets.

            On June 28, 1999, the Registrant, EBonlineinc.com, Inc. and John D. Brasher, Jr., entered into an Agreement and Plan of Merger (the "Plan of Merger"), providing for the merger of EBonlineinc.com, Inc. with and into the Registrant (the "Merger"). On July 12, 1999, the Registrant filed the Articles of Merger and the Certificate of Merger with the Secretaries of State of the states of Nevada and Delaware, respectively, consummating the Merger. Immediately prior to the Merger, the Registrant changed its name from CERX Venture Corporation to EBonlineinc.com and effected a reverse stock split of its issued and outstanding shares of common stock on a on a three-and-one-half-for-ten (3.5:10) basis. The Registrant also cancelled 117,765 shares of Registrant Common Stock immediately prior to the Merger. The Registrant is continuing as the sole surviving corporation and the separate existence of EBonlineinc.com, Inc. ceased effective as of July 12, 1999.

            The Merger is intended to qualify as a tax-free reorganization pursuant to Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Plan of Merger is intended to qualify as a "plan of reorganization" for purposes of Section 368 of the Code. The Registrant intends to continue at least one significant historic business of EBonlineinc.com, Inc. or to use at least a significant portion of EBonline's historic business assets in a business, in each case within the meaning of Section 1.368-1(d) of the Treasury Regulations promulgated under the Code.

            Martin A. Sumichrast, a director and the President and Treasurer of the Surviving Corporation, is a director and the Chairman of the Board, Chief Executive Officer and President of Eastbrokers. Bruce Bertman, a director of the Surviving Corporation, is the Chairman of the Board, Chief Executive Officer and President of A1 Internet.

            Certain additional information regarding the Merger and the transactions contemplated by the Plan of Merger is included in the Plan of Merger which is filed as an exhibit hereto. The foregoing summary of the Plan of Merger is qualified in its entirety by reference to the complete text thereof, attached hereto as Exhibits
            2.1 and 2.2.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Financial Statements of Business Acquired:

            1.     Balance Sheet

            The above financial statement, referenced under "Index to Financial Statements of Business Acquired" on page 6, is filed as part of this report. The business acquired, EBonlineinc.com, Inc., had no operations from the date of its inception, April 7, 1999, to the date of its acquisition by the Registrant. Therefore, there is no information to include in any Statement of Operations or Statement of Cash Flows.


            (b)   Pro Forma Financial Information:

            1.    Pro Forma Condensed Consolidated Balance Sheet.

            2. Pro Forma Condensed Consolidated Statement of Operations.

            The above pro forma financial statements, referenced under "Index to Pro Forma Financial Information" on page 13 and filed as part of this report, combine the historical consolidated balance sheet and statement of operations information of the business acquired, EBonlineinc.com, Inc., and the Registrant as if the acquisition had been consummated at the beginning of each respective accounting period. These statements have been prepared by management of the Registrant based upon the historical information included herein and other financial information. These pro forma statements do not purport to be indicative of the results which would have occurred had the acquisition been made on January 1 of each respective period or which may be expected to occur in the future. The pro forma statements should be read in conjunction with the financial statements and notes thereto included in the Annual Report on Form 10-KSB of the Registrant for the year ended December 31, 1998, and in the Quarterly Reports on Form 10-QSB of the Registrant for the quarters ended March 31, 1999 and June 30, 1999.

            (c)   Exhibits

            2.1* Agreement and Plan of Merger, dated as of June 28, 1999, by and among the Registrant, EBonlineinc.com, Inc., and John D. Brasher, Jr.

            2.2*  Amendment No. 1 to the  Agreement and Plan of Merger,  dated
                  as  of  June  28,  1999,   by  and  among  the   Registrant,
                  EBonlineinc.com, Inc., and John D. Brasher, Jr.

            --------------
            *     Previously filed.

                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EBONLINEINC.COM
                                            (Registrant)

Date:  September 28, 1999                 By:   /s/ Susan McAvoy
                                             ---------------------
                                             Name:  Susan McAvoy
                                             Title: Vice President -
                                                     Administration

               Index to Financial Statements of Business Acquired



                              EBONLINEINC.COM, INC.
                        (A Development Stage Enterprise)

Independent Auditors' Report                                            7
Balance Sheet                                                           8
Notes to Financial Statements                                           9

                          INDEPENDENT AUDITORS' REPORT



Board of Directors and Shareholders
EBonlineinc.com, Inc.

We have audited the accompanying balance sheet of EBonlineinc.com, Inc. (a development stage enterprise) as of June 30, 1999. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of EBonlineinc.com, Inc. as of June 30, 1999 in conformity with generally accepted accounting principles.




Denver, Colorado                          /s/ Spicer, Jeffries & Co.
July 8, 1999                              -------------------------------------
                                          SPICER, JEFFRIES & CO.

                              EBONLINEINC.COM, INC.
                        (A Development Stage Enterprise)

                                  Balance Sheet

                                  June 30, 1999



ASSETS
      Equipment, at cost (net of accumulated depreciation of $0)      $  15,681
                                                                      ---------

            Total Assets                                                 15,681
                                                                      ---------
LIABILITIES AND SHAREHOLDERS' DEFICIT
      Advances from affiliated companies                              $  14,681
                                                                     ----------
            Total liabilities                                            14,681
                                                                     ----------
      Commitments and contingencies

      Common stock; par value $0.01; 3,000 shares authorized,
        1,000 shares issued and outstanding at June 30, 1999          $      10
      Additional paid in capital                                            990
                                                                      ---------
            Total shareholders' equity                                    1,000
                                                                      ---------
            Total Liabilities and Shareholders' Equity                $  15,681





                       See notes to financial statements.

                              EBONLINEINC.COM, INC.
                        (A Development Stage Enterprise)

                NOTES TO FINANCIAL STATEMENT For the Period from
                   Inception (April 7, 1999) to June 30, 1999


Note 1. Summary of Significant Accounting Policies

        Organization and Basis of Presentation

      EBonlineinc.com, Inc., a Delaware Corporation, was formed on April 7, 1999 to develop, design, and market an internet presence focused on the development of an internet community dedicated to national and international mergers and acquisitions. The Company's activities to date have been primarily related to organization, raising capital, personnel recruitment, marketing studies, and the research and development of the Company's website.

      The Company is in the development stage and has yet to generate any revenues and there can be no assurance of future revenues. The Company is subject to the risks and challenges associated with other companies at a similar stage of development including dependence on key individuals, successful development and marketing of its products and services, the acceptance of the Internet as a medium for advertising, competition from substitute services and larger companies with greater financial, technical, management and marketing resources. Further, during the period required to develop commercially viable products, services and sources of revenues, the Company may require additional funds that may not be readily available.

      Estimates and Assumptions

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management believes that the estimates utilized in the preparation of the consolidated financial statements are prudent and reasonable. Actual results could differ from these estimates.

      Fiscal Year-End

      The fiscal year-end of EBonlineinc.com, Inc. is March 31.

      Equipment

      Equipment is carried at cost and is depreciated on a straight-line basis over the estimated useful life of the related assets ranging from three to ten years. As of June 30, 1999, the Company was still in the process of developing its systems and none of the equipment was placed in service as of that date.

Note 2.  Advances from Affiliated Companies

      Periodically,   the  Company  will  receive  operating  advances  from  an affiliated company. These advances are generally due on demand and are not subject to interest charges.

Note 3. Commitments and Contingencies

      Site Development and Hosting Agreement

      The Company has entered into an arrangement with a shareholder to provide website design, software development and hosting services in connection with creating and operating sites on the World Wide Web.

      Financing Agreement

      The Company has entered into an arrangement with a subsidiary of a shareholder for investment banking and consulting services. Under the terms of this arrangement, the consultant is entitled to receive compensation for various services rendered based on a formula as set forth in the agreement. The consultant is also entitled to receive consulting fees of $10,000 per month for a period of 12 months commencing with the successful completion of a private placement as defined in the agreement.

      Year 2000

      The Company has established a program to address the issues associated with the Year 2000. To ensure that the Company's computer systems are Year 2000 compliant, the Company reviews its systems and programs on an ongoing basis to identify potential Year 2000 compliance issues. In addition, some of the
Company's transactions are processed by companies who are external counterparties. The Company maintains contact with these companies, as well as other suppliers, to assess their compliance and remediation efforts with respect to the Year 2000 issues and the Company's exposure to them. The ultimate success or failure of the corrective plan and the extent of such success or failure cannot presently be determined.

                    Index to Pro Forma Financial Information




Pro Forma Condensed Consolidated Balance Sheet                          12
Notes to Pro Forma Condensed Consolidated Balance Sheet                 13
Pro Forma Condensed Consolidated Statement of Operations                14
Notes to Pro Forma Condensed Consolidated Statement of Operations       15



                                 EBONLINEINC.COM
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1999
                                   (Unaudited)

                                                                  As of June 30, 1999
                                                        -------------------------------------------------
                                    CERX                                  Pro forma      Pro forma
                                   Venture          EBonlineinc.com,      Adjustment     As adjusted
                                 Corporation             Inc.            (Unaudited)    (Unaudited)
                                 -----------        ---------------      -----------    ------------

  Assets
  Cash and cash equivalents      $   1,353           $      -              $      -        $   1,353
  Equipment, at cost (net of
    accumulated depreciation
    of $0)                               -              15,681                    -           15,681
                                 ---------           ---------             --------       ----------
  Total assets                   $   1,353           $  15,681                    -        $  17,034
                                 =========           =========             ========       ==========

Liabilities and Shareholders' Equity
  Liabilities
  Accounts payable                   2,580                   -                    -            2,580
  Advances                          20,193                   -             (20,193)(a)
  Advances from affiliates         184,478              14,681            (184,478)(a)        14,681
                                 ---------            --------            ---------         --------
  Total liabilities                207,251              14,681            (204,671)           17,261
                                 =========            ========            =========         ========
  Shareholders' Equity
  Common stock                       5,003                  10                 487(b,c)        5,550
  Paid-in capital                  220,992                 990                 487(b,c)      221,495
  Retained earnings/
    (accumulated deficit)         (431,893)                  -             204,671          (227,222)
                                 ---------             -------             -------          --------
                                  (205,898)              1,000             204,671              (227)
                                 ---------             -------             -------          --------
  Total Liabilities and
  Shareholders' Equity           $   1,353             $15,681            $      -          $ 17,034
                                 =========             =======            ========          ========



      The accompanying notes and assumptions for the consolidated pro forma presentation are an integral part of these statements.

                                 EBONLINEINC.COM
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1999
                                   (Unaudited)



This unaudited Pro forma Condensed Consolidated Balance Sheet is presented as if EBonlineinc.com ("EBonline") (formerly CERX Venture Corporation ("CERX")) had owned EBonlineinc.com, Inc. as of January 1, 1999. This unaudited Pro forma Condensed Consolidated Balance Sheet should be read in conjunction with the historical financial statements of CERX as presented in Form 10-KSB for the year ended December 31, 1998. In management's opinion, all significant adjustments necessary to reflect the acquisition transactions have been made.

This unaudited Pro forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Company would have been assuming the acquisition transactions had been consummated as of January 1, 1999, nor does it purport to represent the financial position anticipated or attainable in future periods.

Assumptions:
      1. CERX Venture Corporation acquired 100 percent of the outstanding capital stock of EBonlineinc.com, Inc. in exchange for 3,866,773 shares of CERX common stock. The value assigned to this transaction by the Board of Directors was $1,000, the fair value of the net assets acquired.

Adjustments
      (a) As of the date of acquisition, the majority shareholder of CERX agreed to forgive his cash loans and advances together with accrued interest. The total amount of the loans forgiven was $159,372 and the total amount of advances forgiven was $20,193 with accrued interest forgiven of $25,106. The total loans and accrued interest forgiven was $204,671.

      (b) Immediately prior to the acquisition of EBonline, CERX announced a reverse split of its outstanding common stock in the ratio of 3.5 new shares of common stock in exchange for every 10 shares of common stock. The number of shares outstanding immediately after this transaction was 1,633,227.

      (c) CERX Venture Corporation acquired 100 percent of the outstanding capital stock of EBonlineinc.com, Inc. in exchange for 3,866,773 shares of CERX common stock. The value assigned to this transaction by the Board of Directors was $1,000, the fair value of the net assets acquired.



                               EBONLINEINC.COM
                 PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                 (Unaudited)



                                                              Six Months Ended June 30, 1999
                                                          ----------------------------------------------------
                                             CERX                             Pro forma      Pro Forma
                                           Venture        EBonlineinc.com,    Adjustment    As Adjusted
                                         Corporation            Inc.          (Unaudited)    (Unaudited)
                                         -----------      ----------------    -----------   ------------

Revenue
Other                                    $     -           $      -            $204,671(a)    $ 204,672
                                                                               --------       ---------
Total revenue                                  -                  -             204,671         204,671
                                         -------           --------            --------       ---------
Expenses
General and administrative                 5,264                  -                   -           5,264
Interest                                   6,365                  -                               6,365
                                         -------           --------             --------       --------
Total expenses                            11,629                  -                   -          11,629
                                         -------           --------             --------       --------
Income from continuing
operations before provision
for income taxes                         (11,629)                 -              204,671        193,042
Income tax benefit (expense)                   -                  -                    -              -
                                        --------           --------             --------       --------
Net income (loss)                       $(11,629)          $      -             $204,671       $193,042
                                        =========          ========             ========       =========
Pro forma earnings from common shares
Basic                                   $ (0.002)          $      -                               0.035
Diluted                                 $ (0.002)          $      -                               0.035
Pro forma weighted shares
outstanding
Basic                                  5,002,838              1,000                           5,500,000
Diluted                                5,002,838              1,000                           5,500,000




      The accompanying notes and assumptions for the consolidated pro forma presentation are an integral part of these statements.

                               EBONLINEINC.COM
                 PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                 (Unaudited)



This unaudited Pro forma Condensed Consolidated Statement of Operations is presented as if the acquisition of EBonlineinc.com, Inc. by EBonlineinc.com ("EBonline") (formerly CERX Venture Corporation ("CERX")) had occurred as of January 1, 1999. This unaudited Pro forma Condensed Consolidated Statement of Operations should be read in conjunction with the historical financial statements of CERX as presented in Form 10-KSB for the year ended December 31, 1998. In management's opinion, all significant adjustments necessary to reflect the acquisition transactions have been made.

This unaudited Pro forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations of the Company would have been assuming the acquisition transactions had been consummated as of January 1, 1998, nor does it purport to represent the results of operations anticipated or attainable in future periods.

Assumptions:
      1. CERX Venture Corporation acquired 100 percent of the outstanding capital stock of EBonlineinc.com, Inc. in exchange for 3,866,773 shares of CERX common stock. The value assigned to this transaction by the Board of Directors was $1,000, the fair value of the net assets acquired.

Adjustments
      (a) As of the date of acquisition, the majority shareholder of CERX agreed to forgive his cash loans and advances together with accrued interest. The total amount of the loans forgiven was $159,372 and the total amount of advances forgiven was $20,193 with accrued interest forgiven of $25,106. The total loans and accrued interest forgiven was $204,671.